Exhibit 99.1

July 21, 2026

Dear Fellow Shareholders,

The space industry is entering a period unlike any we have experienced before. Government priorities are shifting toward resilient architectures, autonomous systems, artificial intelligence, and rapid deployment. Commercial customers increasingly demand faster access to space, greater mission flexibility, and the ability to transform data into actionable intelligence at the edge rather than relying solely on traditional cloud infrastructure.

Sidus Space has spent the past several years intentionally building the technologies and capabilities required for this new environment.

These trends have not emerged overnight, nor have they altered our strategy. Rather, they validate the vision upon which Sidus Space was founded.

As we move into our next phase of growth, I want to share candidly about where we are today, the decisions we have made, and, most importantly, where we are headed.

For several years, our primary objective has been building the technical foundation required to become a vertically integrated space and defense technology company. That foundation now includes satellite design and manufacturing, mission operations, AI-enabling digital mission computing architectures, edge computing, and a growing portfolio of intellectual property. We have intentionally built capabilities that work together rather than assembling disconnected businesses.

Today, our focus is shifting from proving our technology to scaling its commercial application and that distinction is important. Success is no longer measured simply by launching satellites or demonstrating technical capability. It will increasingly be measured by customer adoption, recurring revenue, operating leverage, and long-term shareholder value.

Over the past several months, a number of external commentaries have focused primarily on Sidus through the lens of historical cash usage, capital raises, dilution, and stock price volatility. While these are legitimate topics for any public company, they represent only part of our story.

They do not fully capture the operational progress occurring inside the business.

Unlike many companies that entered the public markets during the SPAC era with substantial amounts of capital already on their balance sheets, Sidus deliberately chose a different path. We pursued a traditional IPO and a staged capital formation strategy, raising capital as technical milestones were achieved rather than building infrastructure years ahead of commercialization.

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This disciplined approach required difficult decisions. Operating with significantly less capital than many of our peers demanded focus, prioritization, and operational efficiency. While it occasionally limited the pace at which we could expand, it also forced us to build a company grounded in engineering discipline, capital efficiency, and execution.

Measured another way, Sidus has deployed substantially less capital than many publicly traded peers while establishing its satellite infrastructure, advanced patented technology portfolio, manufacturing capabilities, and commercial offerings. That efficiency reflects our belief that long-term shareholder value is created not by the amount of capital raised, but by how effectively that capital is deployed.

We recognize that equity financing creates dilution. That impact is real and should never be dismissed. However, we view dilution in the context of what it enables.

Our recent capital raises were not intended to fund indefinite operating losses. They were designed to strengthen our balance sheet, improve financial flexibility, reduce financing friction, raise our competitive profile as we target large government programs and provide the resources necessary to accelerate commercialization from a position of strength rather than necessity.

Combined with our existing infrastructure and technology investments, we believe this capital provides the resources necessary to execute our strategy without the financing constraints that historically limited our pace of growth.

Evolving with the Market

One important evolution deserves additional context. When Sidus Space began building its space platform, our long-term vision included developing and operating our own satellite constellation to generate recurring data and services revenue. As the commercial space market matured, however, customer demand evolved more rapidly than originally anticipated. Government and commercial customers increasingly sought flexible, software-defined satellites, mission computing, edge AI, and integrated space infrastructure rather than standardized constellation-based services alone.

Rather than remain committed to an original business model simply because it was our starting point, we adapted. We redirected our investments toward technologies and capabilities that we believe offer broader market applicability, stronger customer demand, and multiple recurring revenue opportunities across satellite manufacturing, digital mission computing, AI-enabled edge processing, mission operations, and long-term software and support services.

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That evolution required continued investment while the company expanded its technology portfolio and commercial offerings. Throughout that period, the business still needed to be funded, and our shareholders experienced dilution as we raised the capital necessary to execute that transition. We recognize that this has been difficult for shareholders, and we do not take that impact lightly.

Positioned for the Next Phase

Today, we believe we have emerged from that investment phase with a significantly stronger balance sheet, a broader portfolio of differentiated technologies, and a business model that is less dependent on any single program or revenue source. We believe the capital we have raised, combined with the strategic decisions we have made over the past several years, positions Sidus Space to enter its next phase focused on commercialization, recurring revenue growth, disciplined execution, and long-term shareholder value.

The remainder of this letter outlines how that strategy is being executed today and why we believe Sidus Space is positioned to compete in the next generation of the global space economy.

Looking ahead, our capital allocation priorities are straightforward. We will continue investing in the commercialization of the Fortis VPX digital mission computing platform and our AI hardware/software portfolio, expanding our manufacturing capacity, strengthening business development and government capture efforts, accelerating next-generation satellite production, advancing software-defined mission technologies, and building the operational infrastructure required to support larger customer programs. We believe these investments position Sidus to meet the growing demand for resilient space and defense capabilities while supporting long-term shareholder returns through disciplined capital deployment.

Management remains focused on improving gross margins, increasing recurring revenue, expanding operating leverage, and progressing toward sustainable positive cash flow. We also understand that investors closely follow management ownership and insider activity. Our executive leadership team and Board remain aligned with shareholders through meaningful equity ownership and long-term equity-based compensation. Like every public company, our executives are subject to SEC trading restrictions, blackout periods, and limitations associated with material non-public information. These requirements often limit opportunities for open-market purchases but do not diminish our confidence in the long-term opportunity we are building.

At our Annual Meeting, shareholders approved amendments to our equity incentive plan, providing the flexibility to continue attracting, retaining, and aligning the interests of the highly specialized engineering, technical, and executive talent required to execute our long-term growth strategy. We view equity compensation as an important tool for aligning employee and shareholder interests while supporting disciplined capital management.

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For Sidus Space, commercialization represents the transition from technology development to customer deployment. Many of our products have progressed beyond engineering design and prototype validation and are now advancing through integration and testing, certification, manufacturing readiness, customer qualification, and operational training required to support production programs. While qualification timelines vary by customer and mission, we currently anticipate initial commercial availability of the Fortis VPX platform in early 2027, subject to final integration activities and customer qualification. This transition positions Sidus to convert technical innovation into repeatable revenue and long-term customer adoption.

Our business today is significantly different than it was just a few years ago. As both the market and customer priorities evolved, so did our strategy. We transformed from a company centered primarily on engineering services, contract manufacturing, and the long-term vision of operating our own satellite constellation into one commercializing a diversified portfolio of satellite platforms, software-defined mission computing, AI-enabled technologies, and integrated space infrastructure. We believe this evolution positions Sidus to pursue a broader range of opportunities while reducing dependence on any single customer, contract, mission, or business model.

Although we cannot discuss non-public contracts or procurement activities, we continue to see encouraging momentum across both commercial and government markets.

Government and Defense Market Alignment

The current geopolitical environment reinforces the technology priorities that have guided our development roadmap for years. Governments increasingly require resilient space architectures, autonomous operations, AI-enabled decision making, and distributed computing capable of operating in contested environments - requirements that align directly with our LizzieSat satellite platform, Fortis VPX digital mission computing platform, FeatherEdge processing architecture, and Orlaith AI ecosystem.

This evolution reflects more than changing customer requirements - it represents a shift in national strategy. Government and defense organizations are increasingly recognizing that future space superiority will depend upon resilient, proliferated, software-defined architectures that can be deployed rapidly, upgraded continuously, and operated autonomously rather than relying solely on a small number of highly customized, long-development systems. As national security priorities increasingly align with the commercial space sector’s speed of innovation, modularity, and scalability, we believe companies capable of rapidly delivering integrated, mission-ready technologies will play an increasingly important role. Sidus Space has intentionally built its business around these principles through vertically integrated satellite manufacturing, software-defined mission computing, AI-enabling edge processing, autonomous operations, and agile production capabilities. We believe this convergence of national strategy and commercial innovation positions Sidus to participate in the next generation of resilient space infrastructure supporting defense, intelligence, civil, and commercial missions.

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While government procurement cycles can be lengthy and customer confidentiality limits what we can disclose publicly, we remain encouraged by the increasing number of technical evaluations, demonstrations, and integration activities being discussed.

Our participation in strategic contract vehicles, including the Missile Defense Agency SHIELD program, together with ongoing engagements with Department of Defense agencies, intelligence organizations, and major defense prime contractors, continues to expand our opportunity pipeline.

Supporting this growth, we have continued to strengthen our security infrastructure, operational compliance, and mission assurance capabilities, positioning Sidus to pursue increasingly sensitive opportunities across the defense and intelligence communities while meeting the rigorous requirements expected by these customers.

We believe this represents an important transition from demonstrating technology to becoming an operational supplier of mission-critical capabilities.

Fortis VPX Digital Mission Computing Platform

Fortis VPX illustrates this evolution particularly well. What started as a rugged, modular computing platform for space applications has evolved into a multi-domain software-defined digital mission computing architecture that we believe will serve as the intelligent backbone for next-generation space and defense systems.

Increasingly, customers are looking beyond raw computing performance to mission execution. Fortis VPX is designed to eliminate many of the computing bottlenecks that traditionally limit autonomous operations in space and other contested environments. The platform enables spacecraft to execute complex autonomous rendezvous and docking maneuvers in real time without relying on delayed ground intervention, process high-bandwidth payload data directly at the edge to reduce latency and communications bandwidth, and simultaneously perform advanced cybersecurity functions. This includes Secure Boot and cryptographic processing without impacting primary flight software. By integrating these capabilities into a single software-defined architecture, Fortis enables faster decision-making, greater mission autonomy, enhanced cyber resilience, and more efficient use of constrained communications resources.

Built on a modular, SOSA-aligned architecture, Fortis VPX provides the high-performance processing foundation for artificial intelligence, autonomy, sensor fusion, Assured Positioning, Navigation and Timing (A-PNT), precision timing through atomic clock integration, electronic warfare, cyber-resilient processing, and multi-domain operations across space, airborne, maritime, and terrestrial platforms. Customers can deploy fully integrated systems or individual OpenVPX modules to include single board computers (SBCs), GPU accelerators, PNT, networking, I/O, storage, software, and future expansion modules. This allows customers to tailor solutions to mission-specific size, weight, power, performance, and cost requirements while preserving flexibility for future upgrades.

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What truly differentiates Fortis VPX is its integration of capabilities specifically engineered for space and defense applications. Rather than delivering standalone computing, positioning, or AI solutions, Fortis combines high-performance processing, AI-enabling edge computing, autonomous mission execution, A-PNT, resilient timing, advanced cybersecurity, extensive mission I/O, and software-defined mission flexibility within a single architecture. This integrated approach reduces system complexity, lowers integration risk, accelerates deployment, increases mission adaptability, and minimizes non-recurring engineering costs.

Unlike many competing VPX products built from commercial or automotive-grade components, Fortis is engineered with space-rated components to provide the reliability required for operation in low Earth orbit and other demanding environments. Its architecture integrates FPGA-based computing, low-power multicore processors, inertial navigation, GNSS, precision timing, and AI acceleration into a scalable platform capable of supporting a broad range of mission requirements. The result is performance that has traditionally required larger, heavier, higher-power, and significantly more expensive customized computing solutions.

Equally important, Fortis is designed as a commercial off-the-shelf (COTS), plug-and-play platform supporting software-defined mission flexibility across space, airborne, maritime, and terrestrial applications. Backed by Sidus Space’s engineering, manufacturing, assembly, integration and test (AIT), and mission operations capabilities, customers gain a partner capable of supporting the complete product lifecycle from engineering units through production and deployment. We believe this combination of integrated technology, space-qualified reliability, modularity, and cost-effective scalability uniquely positions Fortis to meet the growing demand for resilient, AI-enabling mission computing while providing customers with a faster path to deployment, lower program risk, and a more competitive cost than traditional space-specific computing solutions.

These differentiators are central to our commercialization strategy because they address customer demand for mission-ready solutions that can be deployed more quickly, adapted more easily, and scaled more economically than traditional approaches.

Customer engagement continues to expand as hardware availability increases. Government agencies, defense prime contractors, satellite manufacturers, and commercial aerospace organizations are actively evaluating the Fortis VPX platform and Orlaith AI ecosystem across a growing number of mission applications. While aerospace and defense procurement cycles require patience, these engagements represent important milestones toward production programs and recurring revenue.

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LizzieSat Satellite Platform & Production

We are advancing our flexible, orbit-agnostic LizzieSat reference design that can be adapted to support commercial, civil, and national security missions across LEO, GEO, cislunar, and lunar environments. By building on a common technology foundation, we can accelerate innovation, improve reliability, and reduce lifecycle costs while expanding our addressable market.

Production of our next-generation LizzieSat spacecraft continues to progress, following successful environmental testing and ongoing system integration. Each successive LizzieSat mission builds upon the lessons learned from previous flights, incorporating enhanced capabilities, greater autonomy, and increased mission flexibility. While all launches remain subject to final integration activities and launch provider schedules, our team continues to execute against key milestones while advancing a scalable, software-defined satellite architecture designed to support rapid deployment across multiple orbital regimes and mission profiles. This standardized, repeatable approach enables us to deliver tailored solutions more efficiently, reduce development timelines, and respond more quickly to evolving customer requirements.

Lunar & Cislunar Infrastructure

Our long-term vision extends well beyond traditional Earth orbit. We continue to believe that the Moon will play a central role in the next era of space commercialization and national security. While commercial low Earth orbit capabilities continue to expand, current U.S. space policy and administration priorities continue to emphasize sustained lunar exploration and infrastructure through the Artemis campaign and the Space Launch System (SLS), establishing a long-term foundation for scientific discovery, national security, and commercial development. Sidus Space is strategically positioning itself to support this evolving ecosystem through satellite technologies, edge computing, autonomous mission capabilities, resilient communications, and software-defined computing that can enable lunar missions, surface operations, and cislunar infrastructure.

We also see significant long-term opportunity in orbital data centers, where space-based computing can complement terrestrial infrastructure by providing secure, scalable, and energy-efficient processing capabilities for government and commercial customers. We believe these capabilities will become increasingly important in supporting not only low Earth orbit operations, but also cislunar and lunar missions that require resilient, autonomous computing beyond the constraints of terrestrial networks. As these markets mature, we believe our vertically integrated capabilities and investments in AI-enabling computing platforms position Sidus Space to participate in both the lunar economy and the emerging space-based digital infrastructure that will support future exploration, national security, and commercial commerce.

Artificial Intelligence & Edge Computing Strategy

Artificial intelligence is another foundational element of our long-term strategy. Rather than transmitting enormous volumes of raw data to centralized processing locations, our architecture focuses on processing information where it is created, at the edge. This distributed computing approach reduces latency, conserves bandwidth, enhances resiliency, and enables real time decision making in contested and communications constrained environments. As AI adoption accelerates, we believe edge computing will serve as a foundational technology enabling autonomous, data driven operations across space, air, land, maritime, and cyber domains.

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Investor Relations & Public Company Evolution

Our approach to investor engagement has evolved alongside our technology portfolio. Our recent inclusion in the Russell Indexes represents another milestone in Sidus Space’s evolution as a public company. We recognize that greater institutional ownership also brings higher expectations for communication, execution, transparency, and financial discipline and we welcome those expectations because they align with our own commitment to transparency, accountability, and disciplined execution.

Accordingly, we are expanding our investor relations efforts through more frequent shareholder communications, enhanced earnings materials, increased participation in institutional investor conferences, more engagement with prospective investors, strategic public relations initiatives, and strengthened financial planning capabilities. Our objective is straightforward: Ensure that the investment community understands both the progress we are making today and the long-term opportunity we are pursuing.

Sidus Space is not without challenges. Commercializing new technologies is never easy. Space missions are complex, government procurement cycles require patience, and market conditions will continue to change.

Those realities are part of our business.

What has changed is our stage of growth.

We have moved beyond proving that our technology works. Our focus today is on executing, expanding our customer base, and building a scalable business that creates long-term value for our shareholders.

The coming years will increasingly be defined not by prototypes or announcements, but by customer adoption, production programs, recurring revenue growth, expanding margins, disciplined execution, and responsible capital allocation. Those are the outcomes we are committed to delivering and the standards by which management expects to be measured.

Sidus Space is evolving into an integrated, software-defined space infrastructure company positioned at the intersection of commercial innovation and national security.

On behalf of our Board of Directors and the entire Sidus Space team, thank you for your continued trust, your thoughtful questions, and your continued support. We remain committed to communicating candidly, executing with discipline, and creating long-term value for all shareholders.

We appreciate your confidence and look forward to sharing our continued progress in the months and years ahead.

Sincerely,

Carol Craig

Founder, Chief Executive Officer & Chairman

Sidus Space, Inc.

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